UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported):  June 6, 2011

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York  12110
 (Address of Principal Executive Offices)  (Zip Code)

(518) 782-7700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 6, 2011, Plug Power Inc. (the "Company") received a letter from The Nasdaq Stock Market ("Nasdaq") advising that the Company has regained compliance with the Nasdaq Capital Market's minimum bid price requirement for continued listing as set forth in Nasdaq Listing Rule 5550(a)(2).

On June 6, 2011, the Company issued a press release announcing that it had received the letter from Nasdaq described above.  A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

d) Exhibits.

Exhibit Number	Description
99.1	Press release of Plug Power Inc. issued June 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.
Date: June 6, 2011	By: /s/ Andrew Marsh
Andrew Marsh, President and Chief Executive Officer.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Plug Power Inc. issued June 6, 2011